Exhibit 99.1

News	General Motors Corporation	GM Communications Detroit, Mich., USA media.gm.com
For Release: 1:45 p.m. ET March 3, 2009

GM Reports 127,296 Deliveries in February

•	Chevrolet retail cars continue to gain share, led by Malibu’s 33 percent retail sales gain compared with last year

•	Chevrolet Traverse, GMC Acadia, Buick Enclave and Saturn Outlook drive mid-utility crossover retail sales up 35 percent, share up 10 percentage points, compared with a year ago

•	GMAC retail penetration increased dramatically to more than 30 percent of sales in February; Credit Union-financed sales now about 10 percent of total

DETROIT – General Motors dealers in the United States delivered 127,296 vehicles in February, down 52.9 percent compared with a year ago, driven by a 75 percent reduction in fleet sales. However, GM’s car sales compared with January were up nearly 23 percent, and crossover sales increased 6 percent, as financing availability continued to improve and slightly more fleet orders were able to be filled. Retail sales for the month were off 43 percent compared with a year ago in a total industry vehicle market estimated to be the weakest February since 1967.

“It remains a tough and challenging market, but seeing some upticks in volume and showroom traffic compared with last month is encouraging. Our new products continue to take hold in the market and we are estimating retail share increases with Malibu, Traverse, Enclave, HHR, Cobalt and G6. This is in line with our viability plan which is focused on passenger cars and crossovers in addition to our strong truck lineup,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “With the 2010 Camaro launching this month, closely followed by the Buick LaCrosse, Chevy Equinox and GMC Terrain, we are adding even more world-class, fuel-efficient cars and crossovers to our lineup.”

GM February total car sales of 53,813 were off 50 percent and total truck sales (including crossovers) of 73,483 were down 55 percent compared with a year ago.

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The newly-launched Chevrolet Traverse crossover continues to gain traction in the marketplace with total sales of more than 6,400 vehicles, up 23 percent from January. Chevrolet’s crossover portfolio of HHR, Equinox and Traverse combined for 11,796 retail sales in February, a 7 percent increase compared with last year. Malibu retail sales were up 33 percent compared with a year ago.

“All of our new product launches in the 2009-2014 timeframe are cars or crossovers, and with outstanding products like Malibu and Traverse already in the market, we’re building on a strong foundation,” LaNeve added. “We saw customers respond to our 0 percent reduced rate APR and bonus cash offers last month, so we’re doing what we can to keep sales rolling by extending most of those offers into March.”

A total of 1,087 GM hybrid vehicles were delivered in the month, illustrating the wide range of hybrid product offerings available. GM offers the Chevrolet Malibu, Tahoe and Silverado, GMC Yukon and Sierra, Cadillac Escalade, Saturn Aura and Vue hybrids. So far, in 2009, GM has delivered 2,010 hybrid vehicles.

GM inventories dropped compared with a year ago. At the end of February, only about 781,000 vehicles were in stock, down about 160,000 vehicles (or 17 percent) compared with last year. There were about 337,000 cars and 444,000 trucks (including crossovers) in inventory at the end of February. Inventories were reduced about 20,000 vehicles compared with January.

Certified Used Vehicles

GM certified total sales for February 2009 were down, impacted by the uncertain economic environment. GM Certified Used Vehicles, Saturn Certified Pre-Owned Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, combined sold 33,014 vehicles.

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GM Certified Used Vehicles, the industry’s top-selling certified brand, posted February sales of 28,204 vehicles, down 25 percent from February 2008. However, several brands saw an increase in sales from February 2008. Saturn Certified Pre-Owned Vehicles sold 828 vehicles, up 17 percent. Cadillac Certified Pre-Owned Vehicles sold 3,303 vehicles, up 1 percent. Saab Certified Pre-Owned Vehicles sold 476 vehicles, up 4 percent, and HUMMER Certified Pre-Owned Vehicles sold 203 vehicles, up 31 percent.

“Despite slow sales in February, the Certified Pre-Owned Program continues to be a bright spot for GM, our dealers and the automotive industry as a whole,” said LaNeve. “In particular, we are proud of the strong performance of our luxury CPO brands that continue to show good growth year-over-year. We are providing a tremendous value for customers and dealers in very challenging times for the industry and economy.”

GM North America Reports February 2009 Production; Q1 2009 Production Forecast remains at 380,000 Vehicles; Initial Q2 2009 Production Forecast at 550,000 Vehicles

In February, GM North America produced 135,000 vehicles (37,000 cars and 98,000 trucks). This is down 215,000 vehicles or 61 percent compared with February 2008 when the region produced 350,000 vehicles (129,000 cars and 221,000 trucks). (Production totals include joint venture production of 7,000 vehicles in February 2009 and 22,000 vehicles in February 2008.)

The region’s 2009 first-quarter production forecast remains unchanged from last month’s projection of 380,000 vehicles (118,000 cars and 262,000 trucks), which is down about 57 percent compared with a year ago. GM North America built 885,000 vehicles (360,000 cars and 525,000 trucks) in the first-quarter of 2008.

The region’s 2009 second-quarter production forecast is initially set at 550,000 vehicles (195,000 cars and 355,000 trucks), which is down about 34 percent compared with a year ago. GM North America built 834,000 vehicles (382,000 cars and 452,000 trucks) in the second-quarter of 2008.

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General Motors Corp. (NYSE: GM), one of the world’s largest automakers, was founded in 1908, and today manufactures cars and trucks in 34 countries. With its global headquarters in Detroit, GM employs 244,500 people in every major region of the world, and sells and services vehicles in some 140 countries. In 2008, GM sold 8.35 million cars and trucks globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Hummer, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to comply with the requirements of our credit agreement with the U.S. Department of Treasury; the availability of funding for future loans under that credit agreement; our ability to execute the restructuring plans that we have disclosed, our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions, market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

# # #

Contact:

John McDonald

GM Corporate News

313-667-3714 (office)

313-418-2139 (mobile)

john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 24	February				(Calendar Year-to-Date) January - February
*S/D Prev: 25	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Vehicle Total	127,296	270,423	-52.9	-51.0	256,523	522,988	-51.0
Car Total	53,813	107,592	-50.0	-47.9	97,756	211,966	-53.9
Light Truck Total	72,357	161,145	-55.1	-53.2	156,612	307,697	-49.1
Light Vehicle Total	126,170	268,737	-53.1	-51.1	254,368	519,663	-51.1
Truck Total	73,483	162,831	-54.9	-53.0	158,767	311,022	-49.0

GM Vehicle Deliveries by Marketing Division

	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	6,196	12,768	-51.5	-49.5	13,165	25,517	-48.4
Cadillac Total	7,038	14,420	-51.2	-49.2	15,537	29,212	-46.8
Chevrolet Total	75,555	166,166	-54.5	-52.6	152,741	315,714	-51.6
GMC Total	16,204	33,237	-51.2	-49.2	35,324	65,507	-46.1
HUMMER Total	1,053	3,362	-68.7	-67.4	2,275	6,412	-64.5
Pontiac Total	14,200	23,935	-40.7	-38.2	23,304	46,960	-50.4
Saab Total	712	1,734	-58.9	-57.2	1,667	3,506	-52.5
Saturn Total	6,338	14,801	-57.2	-55.4	12,510	30,160	-58.5
GM Vehicle Total	127,296	270,423	-52.9	-51.0	256,523	522,988	-51.0

GM Car Deliveries by Marketing Division

	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	2,825	8,820	-68.0	-66.6	7,073	18,036	-60.8
Cadillac Total	4,666	9,760	-52.2	-50.2	9,917	19,853	-50.0
Chevrolet Total	30,234	60,105	-49.7	-47.6	54,234	117,107	-53.7
Pontiac Total	13,213	21,716	-39.2	-36.6	20,677	42,229	-51.0
Saab Total	482	1,295	-62.8	-61.2	1,106	2,661	-58.4
Saturn Total	2,393	5,896	-59.4	-57.7	4,749	12,080	-60.7
GM Car Total	53,813	107,592	-50.0	-47.9	97,756	211,966	-53.9

GM Light Truck Deliveries by Marketing Division

	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Buick Total	3,371	3,948	-14.6	-11.1	6,092	7,481	-18.6
Cadillac Total	2,372	4,660	-49.1	-47.0	5,620	9,359	-40.0
Chevrolet Total	44,791	105,159	-57.4	-55.6	97,435	196,863	-50.5
GMC Total	15,608	32,453	-51.9	-49.9	34,241	63,926	-46.4
HUMMER Total	1,053	3,362	-68.7	-67.4	2,275	6,412	-64.5
Pontiac Total	987	2,219	-55.5	-53.7	2,627	4,731	-44.5
Saab Total	230	439	-47.6	-45.4	561	845	-33.6
Saturn Total	3,945	8,905	-55.7	-53.9	7,761	18,080	-57.1
GM Light Truck Total	72,357	161,145	-55.1	-53.2	156,612	307,697	-49.1

*	Twenty-four selling days (S/D) for the February period this year and twenty-five for last year.

Effective Aug ‘07, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries - (United States)

February 2009

	February				(Calendar Year-to-Date) January - February
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	24	25			24	25
LaCrosse	1,536	3,979	-61.4	-59.8	3,025	8,355	-63.8
Lucerne	1,289	4,841	-73.4	-72.3	4,048	9,681	-58.2
Buick Total	2,825	8,820	-68.0	-66.6	7,073	18,036	-60.8
CTS	3,259	5,118	-36.3	-33.7	6,677	10,652	-37.3
DTS	982	3,066	-68.0	-66.6	2,344	5,848	-59.9
STS	357	1,436	-75.1	-74.1	770	3,095	-75.1
XLR	68	140	-51.4	-49.4	126	258	-51.2
Cadillac Total	4,666	9,760	-52.2	-50.2	9,917	19,853	-50.0
Aveo	1,564	3,300	-52.6	-50.6	3,159	8,614	-63.3
Cobalt	8,317	16,958	-51.0	-48.9	13,508	34,268	-60.6
Corvette	1,027	2,071	-50.4	-48.3	1,869	4,086	-54.3
Impala	7,807	25,196	-69.0	-67.7	14,867	42,740	-65.2
Malibu	11,516	12,460	-7.6	-3.7	20,828	27,001	-22.9
Monte Carlo	3	120	-97.5	-97.4	3	396	-99.2
SSR	0	0	***.*	***.*	0	2	***.*
Chevrolet Total	30,234	60,105	-49.7	-47.6	54,234	117,107	-53.7
G3 Wave	80	0	***.*	***.*	80	0	***.*
G5	714	1,863	-61.7	-60.1	1,481	3,833	-61.4
G6	8,126	16,901	-51.9	-49.9	10,594	30,843	-65.7
G8	2,705	0	***.*	***.*	4,036	0	***.*
GTO	0	5	***.*	***.*	0	11	***.*
Grand Prix	53	878	-94.0	-93.7	135	2,277	-94.1
Solstice	248	717	-65.4	-64.0	552	1,575	-65.0
Vibe	1,287	1,352	-4.8	-0.8	3,799	3,690	3.0
Pontiac Total	13,213	21,716	-39.2	-36.6	20,677	42,229	-51.0
9-2X	0	1	***.*	***.*	0	1	***.*
9-3	414	1,071	-61.3	-59.7	937	2,238	-58.1
9-5	68	223	-69.5	-68.2	169	422	-60.0
Saab Total	482	1,295	-62.8	-61.2	1,106	2,661	-58.4
Astra	706	542	30.3	35.7	1,530	757	102.1
Aura	1,508	4,833	-68.8	-67.5	2,846	10,141	-71.9
ION	1	44	-97.7	-97.6	1	219	-99.5
Sky	178	477	-62.7	-61.1	372	963	-61.4
Saturn Total	2,393	5,896	-59.4	-57.7	4,749	12,080	-60.7
GM Car Total	53,813	107,592	-50.0	-47.9	97,756	211,966	-53.9

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries - (United States)

February 2009

	February				(Calendar Year-to-Date) January - February
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	24	25			24	25
Enclave	3,366	3,862	-12.8	-9.2	6,078	7,252	-16.2
Rainier	0	21	***.*	***.*	3	60	-95.0
Rendezvous	0	3	***.*	***.*	0	8	***.*
Terraza	5	62	-91.9	-91.6	11	161	-93.2
Buick Total	3,371	3,948	-14.6	-11.1	6,092	7,481	-18.6
Escalade	1,238	1,955	-36.7	-34.0	2,591	3,862	-32.9
Escalade ESV	416	949	-56.2	-54.3	1,088	1,839	-40.8
Escalade EXT	166	360	-53.9	-52.0	501	743	-32.6
SRX	552	1,396	-60.5	-58.8	1,440	2,915	-50.6
Cadillac Total	2,372	4,660	-49.1	-47.0	5,620	9,359	-40.0
Chevy C/T Series	2	18	-88.9	-88.4	7	25	-72.0
Chevy W Series	48	112	-57.1	-55.4	143	267	-46.4
Colorado	1,685	4,827	-65.1	-63.6	5,096	10,624	-52.0
Equinox	3,462	8,674	-60.1	-58.4	8,865	16,539	-46.4
Express Cutaway/G Cut	646	1,416	-54.4	-52.5	1,398	2,634	-46.9
Express Panel/G Van	2,033	5,925	-65.7	-64.3	3,582	10,104	-64.5
Express/G Sportvan	239	1,449	-83.5	-82.8	656	2,603	-74.8
HHR	2,557	7,345	-65.2	-63.7	4,257	15,355	-72.3
Kodiak 4/5 Series	385	633	-39.2	-36.6	731	1,200	-39.1
Kodiak 6/7/8 Series	95	139	-31.7	-28.8	191	252	-24.2
Suburban (Chevy)	1,451	4,076	-64.4	-62.9	3,589	8,316	-56.8
Tahoe	4,490	8,587	-47.7	-45.5	8,339	15,937	-47.7
TrailBlazer	1,040	10,218	-89.8	-89.4	3,501	18,597	-81.2
Traverse	6,417	0	***.*	***.*	11,632	0	***.*
Uplander	163	5,260	-96.9	-96.8	444	9,569	-95.4
Avalanche	820	3,286	-75.0	-74.0	2,301	6,367	-63.9
Silverado-C/K Pickup	19,788	44,096	-55.1	-53.3	43,775	80,218	-45.4
Chevrolet Fullsize Pickups	20,608	47,382	-56.5	-54.7	46,076	86,585	-46.8
Chevrolet Total	45,321	106,061	-57.3	-55.5	98,507	198,607	-50.4
Acadia	4,758	5,933	-19.8	-16.5	7,991	13,251	-39.7
Canyon	553	1,289	-57.1	-55.3	1,731	2,804	-38.3
Envoy	545	3,096	-82.4	-81.7	1,487	6,171	-75.9
GMC C/T Series	36	39	-7.7	-3.8	61	67	-9.0
GMC W Series	76	164	-53.7	-51.7	232	480	-51.7
Savana Panel/G Classic	382	849	-55.0	-53.1	771	1,594	-51.6
Savana Special/G Cut	292	527	-44.6	-42.3	1,062	988	7.5
Savana/Rally	113	114	-0.9	3.3	174	228	-23.7
Sierra	6,400	15,088	-57.6	-55.8	14,420	28,288	-49.0
Terrain	2	0	***.*	***.*	2	0	***.*
Topkick 4/5 Series	208	325	-36.0	-33.3	426	588	-27.6
Topkick 6/7/8 Series	276	256	7.8	12.3	364	446	-18.4
Yukon	1,826	3,345	-45.4	-43.1	4,089	6,354	-35.6
Yukon XL	737	2,212	-66.7	-65.3	2,514	4,248	-40.8
GMC Total	16,204	33,237	-51.2	-49.2	35,324	65,507	-46.1

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 4

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GM Truck Deliveries - (United States)

February 2009

	February				(Calendar Year-to-Date) January - February
	2009	2008	% Chg Volume	% Chg per S/D	2009	2008	% Chg Volume
Selling Days (S/D)	24	25			24	25
HUMMER H1	0	4	***.*	***.*	0	6	***.*
HUMMER H2	143	750	-80.9	-80.1	353	1,498	-76.4
HUMMER H3	669	2,608	-74.3	-73.3	1,462	4,908	-70.2
HUMMER H3T	241	0	***.*	***.*	460	0	***.*
HUMMER Total	1,053	3,362	-68.7	-67.4	2,275	6,412	-64.5
Montana SV6	0	12	***.*	***.*	0	20	***.*
Torrent	987	2,207	-55.3	-53.4	2,627	4,711	-44.2
Pontiac Total	987	2,219	-55.5	-53.7	2,627	4,731	-44.5
9-7X	230	439	-47.6	-45.4	561	845	-33.6
Saab Total	230	439	-47.6	-45.4	561	845	-33.6
Outlook	1,016	2,181	-53.4	-51.5	1,960	4,122	-52.5
Relay	0	39	***.*	***.*	1	81	-98.8
VUE	2,929	6,685	-56.2	-54.4	5,800	13,877	-58.2
Saturn Total	3,945	8,905	-55.7	-53.9	7,761	18,080	-57.1
GM Truck Total	73,483	162,831	-54.9	-53.0	158,767	311,022	-49.0

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule - 03/03/09

								Memo: Joint Venture
	GMNA						Total Worldwide	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]		Car	Truck
2009 Q1 # *	118	262	380	260	181	484	1,305	12	9	340
O/(U) prior forecast	0	0	0	0	12	32	44	0	0	24

2009 Q2 #	195	355	550	322	187	462	1,521	12	16	309
O/(U) prior forecast	0	0	0	0	0	0	0	0	0	0

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr.	365	450	815	214	166	453	1,648	17	12	261

CY	1,543	1,906	3,449	1,550	961	2,184	8,144	70	119	1,182

2009
1st Qtr. #	118	262	380	260	181	484	1,305	12	9	340
2nd Qtr. #	195	355	550	322	187	462	1,521	12	16	309

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

1	GMNA includes joint venture production—NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
4	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
5	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.